158 P-2

                       SUPPLEMENT DATED FEBRUARY 29, 2008
                    TO THE PROSPECTUS DATED FEBRUARY 1, 2008
                                       OF
                         FRANKLIN RISING DIVIDENDS FUND

The prospectus is amended as follows:

The "Fees and Expenses - Annual Fund Operating Expenses" section, on page 11, is amended as follows:

ANNUAL FUND OPERATING EXPENSES  (EXPENSES DEDUCTED FROM FUND ASSETS)


                            CLASS A CLASS B(4) CLASS C  CLASS R   ADVISOR CLASS
--------------------------------------------------------------------------------
Management fees(6)          0.56%    0.56%     0.56%     0.56%     0.56%
Distribution and service
(12b-1) fees                0.25%    1.00%     1.00%     0.50%     None
Other expenses              0.20%    0.20%     0.20%     0.20%     0.20%
                            ----------------------------------------------
Acquired fund fees and
Expenses(7)                 0.01%    0.01%     0.01%     0.01%     0.01%
                            ----------------------------------------------
                            ----------------------------------------------
Total annual Fund
operating expenses          1.02%    1.77%     1.77%     1.27%     0.77%
                            ----------------------------------------------
                            ----------------------------------------------
Management and
administration fee          -0.01%   -0.01%    -0.01%    -0.01%    -0.01%
reduction(6)
                            ----------------------------------------------
                            ----------------------------------------------
Net annual Fund Operating
expenses(6,7)               1.01%    1.76%     1.76%     1.26%     0.76%
                            ----------------------------------------------


1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 32) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.
7. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.


                Please keep this supplement for future reference.